PRMA

1450 S Dixie Hwy. • Boca Raton, FL 33432
Phone: 561 347 1178 • Fax: 561 347 7024

www.peerreviewboard.com

Peer Review Mediation and Arbitration, Inc.

Priority Stock Option Agreement

Transfer Hereof is Restricted

Name:____________________
Address: ____________________
City:________________________ State______ Zip________

Grant of options to ______________________ (the "Optionee") pursuant to the authorization of the Board of Directors of Peer Review Mediation and Arbitration, Inc., ("Grantor", "PRMA") a Florida corporation, maintaining its principal place of business at 1450 S. Dixie Highway, Suite 201, Boca Raton, FL 33432.

In consideration of the payment of $0.05 for each share that may be acquired pursuant to the Option granted, receipt of which is herewith acknowledged, and further subject to the terms and conditions herein set forth:

Pursuant to this Grant, and PRMA's proposed SEC Registration Statement, PRMA hereby grants to the Optionee the right to purchase ___________________ (_____) shares (the "Shares") at any time prior to its expiration ("Expiration Date") at the Exercise Price.

IN WITNESS WHEREOF, the foregoing Option, subject to the following stated Terms and Conditions, has been granted pursuant to the agreement of the parties.
Dated, ___________________

Peer Review Mediation and Arbitration, Inc.

By: ________________________________
Willis B. Hale, CEO

Peer Review Mediation and Arbitration, Inc.

Exercise of Priority Option
To Purchase Shares

To: **Peer Review Mediation and Arbitration, Inc. (PRMA)**

The undersigned hereby exercises the within Option for the purchase of __________ shares according to the terms and conditions thereof and herewith tenders payment of the exercise price as required, in the aggregate sum of $____________. The undersigned acknowledges that the purchase and issuance of the Shares are in accordance with the terms and conditions set forth herein and in the Registration Statement.

Please issue the certificate representing such shares in accordance with the instructions given below.

If this Exercise is for less than the full number of shares stated in the Option Agreement and the expiration date has not yet been reached, PRMA shall issue a new Option covering the remaining unexercised shares.

Signature: ________________________________
Option Holder

Social Security/Tax I.D. Number:

_____- ____ - ______

Instructions for issuance of shares other than in the Optionee's name:

Name: ________________________________

Street: ________________________________

City: ____________________ State: _____ Zip Code: _________

In Order To Complete The Exercise of These Options Page 1 of the Priority Option Agreement MUST Accompany This Completed Form Along With Your Payment.

OPT01160

Terms and Conditions.

1. *Definitions.*

Registration Statement. PRMA's proposed SB-2 registration statement to be filed with the Securities and Exchange Commission.

Shares. PRMA's Common Stock, par value $.00l per share, as shall be more fully defined in the registration statement.

Effective Date. The date established by the Securities and Exchange Commission on which PRMA's registration statement shall be declared effective.

Expiration Date. The Option expires at 3:00 p.m. New York time on the 90th day from the Effective Date of the registration statement.

Exercise Price. The exercise price shall be the same as the stated Offering Price established by PRMA in its proposed SB-2 Registration Statement.

Option Purchase Price. The $0.05 price per Option to be paid by Subscribers.

2. *Exercise of Option.*

(a) The Optionee shall notify the Grantor, in person, by express mail or by any other delivery method with proof of delivery [including by registered or certified mail, return receipt requested] addressed to its principal office as to the number of shares which Optionee desires to purchase under the options herein granted, which notice shall be accompanied by payment (by cash, written authorization for PRMA to process a check via the ACH system, bank or certified check) of the aggregate option price therefore as specified in Paragraph 2 above. As soon as practicable thereafter, the Grantor shall cause its transfer agent to issue the appropriate certificate for shares in the Optionee's name evidencing the shares purchased by the Optionee.

(b) The option granted hereunder shall vest in, and become exercisable by Optionee immediately upon the Effective Date of PRMA's proposed SB-2 Registration Statement.

3. *Divisibility of the Options.* The Optionee may exercise the options herein granted from time to time prior to its expiration with respect to any whole number of shares included therein, but in no event may an option be exercised as to less than one hundred (100) shares at any one time, except for the remaining shares covered by the option if less than one hundred (100).

4. *Restriction on Issuance of Shares.* The Option is not exercisable unless the underlying Shares shall be the subject of an effective registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

5. *Free-Trading Shares.* The Shares to be issued upon exercise will be registered shares under the Act, and not subject to any federal transfer restrictions. PRMA provides no assurances that the shares issued will not be subject to transfer restrictions that may be imposed by one or more state jurisdictions.

6. *Recapitalization.* (a) In the event that the outstanding shares of Common Stock are changed after the date hereof by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors in the aggregate number of shares of Common Stock issuable upon exercise of the outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of the Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company

OPT01160

(or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, other than in connection with the sale of substantially all the assets of Grantor, this Option will automatically terminate, unless otherwise provided by the Board of Directors of the Company.

(b) Notwithstanding the above, this option may, at the discretion of the Board of Directors of the Grantor and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Grantor, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the Optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of Optionee under his Option(s) prior to said substitution. In such event, exercise of the Option shall not be allowed unless and until the effective date of a required Amendment or other appropriate registration statement with the Securities and Exchange Commission.

(c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock, so long as such increase does not result in the holder of the option being deemed to own more than 5% of the total combined voting power or value of all classes of stock of the Grantor or its subsidiaries.

7. *No Shareholder Rights*. The Options do not confer any voting, dividend or other shareholder rights on the holder.

8. *Option Subject to Registration Statement*. Notwithstanding anything contained herein to the contrary, this Option is subject to, and shall be construed in accordance with, the terms to be set forth in PRMA's proposed Registration Statement.

9. *Transferability*. Other than by operation of law, the Option may not be transferred by the Optionee, whose rights hereunder are subject to the terms and conditions set forth by PRMA herein.

10. *Unexercised Options*. For any reason whatsoever, including but not limited to future market conditions or a future regulatory agency's negative determination regarding the Option portion of PRMA's Offering; and at any time prior to the exercise of any Options issued in such Offering, - Solely at the discretion of its Board of Directors, PRMA may cancel the Option purchase transaction by giving a full cash refund to each Subscriber of the Option Purchase Price, or alternatively, make a formal Rescission Offer to all Subscribers with a full refund of the Option Purchase Price.

Subsequent to the Effective Date, as herein defined, PRMA's has the discretion of canceling or reassigning unexercised Options to other purchasers, along with a 30-day period within which to exercise. The Board of Directors may, in its sole discretion, extend the expiration dates at any time upon the filing of an appropriate amendment to its SB-2 registration statement.

11. *Terms and Conditions*. The terms and conditions pursuant to which the Option has been granted and issued shall be binding upon and inure to the benefit of the parties hereto, their successors legal representatives and assigns.

12. *Applicable Laws/Heading*. This Option shall be construed under the laws of the State of Florida. Headings have been included herein for convenience of reference only, and shall not be deemed a part of the Agreement.